Exhibit 10.1

September 29, 2010

Mr. Jose Mir
President
SensiVida Medical Technologies, Inc.
150 Lucius Gordon Drive, Suite 110
West Henrietta, NY 14586

Re:	Placement Agent Agreement with J.P. Turner & Company, LLC

Dear Mr. Mir:

This letter (the “Agreement”) is to set forth the terms and conditions pursuant to which J.P. Turner & Company, L.L.C. (the “Agent”) shall, except as expressly noted to the contrary herein, serve as, exclusive placement agent and financial advisor in connection with the best efforts sale (the “Offering”) of new securities of SensiVida Medical Technologies, Inc. (together with its affiliates and subsidiaries, the “Company”), for purposes of execution of the business plan, pursuant to all transaction documents that memorialize the Offering to be offered only to accredited investors (the “PPM”). The Offering will be on a reasonable best efforts basis and the securities to be sold in Offering are expected to be convertible preferred stock and warrants to purchase common shares (the “Securities”); however, the Company and Agent (collectively, the “Parties”) can elect to offer different securities. The gross proceeds to be received by the Company from the placement of the Securities are estimated to be between $8,000,000 and $10,000,000 or any another amount that is mutually agreed upon by the Parties.

The Agent’s role will include: (a) identifying and offering the Securities to purchasers who are “accredited investors” or “qualified institutional buyers” (“Investor(s)”) under and as defined in the Securities Act of 1933, as amended (the “Securities Act”) (b) attempting, on a “best efforts” basis to secure acceptable commitments from Investors to purchase the Securities (c) coordinating the closing of sales of the Securities with Investors and the Company, and (d) assembling co-placement agents and/or syndicate selling agents who are FINRA members as the Agent deems appropriate (collectively, the “Services”). If the Company has a Closing (as defined in Section 2.3), irrespective of the amount of such Closing, the Company shall grant to Agent a 12 month exclusive first-right-of –refusal thereafter (the “Success Period”) to sell any new securities (debt, equity, or combination of both), from the time of the final Closing of the Offering and in accordance with Section 2.6. For the avoidance of doubt, issuance of debt without equity features (equity features include, but may not be limited to: conversion rights, warrants or capital stock) shall not be deemed the sale of new securities.

1.0	THE PARTIES

1.1         The Company, with its principal office at 150 Lucius Gordon Drive, Suite 110, West Henrietta, NY 14586.

1.2         The Agent, with its principal office at 3060 Peachtree Road, 11th Floor, Atlanta, GA, 30305.

1.3         The persons executing this Agreement represent to each other that they have full and complete authority to do so.

INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

SensiVida Medical Technologies, Inc.
Placement Agent Agreement
September 29, 2010

+
2.0	THE AGREEMENT

2.1         The Company desires to sell Securities and arrange a capital facility through the Agent to accredited and institutional investors (the “Investors”) and engage Agent as exclusive financial representative to identify and solicit the Securities to the Investors. The Offering shall be on terms and conditions satisfactory to the Company and Company Counsel shall prepare the Memorandum for review and approval by Agent’s compliance department prior to use thereof. If during the Term of the Agreement, or at any time within 12 months after the termination of this Agreement, all or any part of the Offering is placed with Investors as a result of an introduction made through Agent to the Investors during the term of this Agreement, either a single investor, several investors, or a related entity of the investor (collectively the “Agent Investors”), the Company shall owe Agent the fees described herein. The Company, at its sole discretion, can approve or decline any introduction to Agent Investors. If the Company closes on any Offering transactions with an Agent Investor introduced by Agent to Company pursuant to the terms of this Agreement, it shall be understood that the Offering shall meet terms and conditions satisfactory to the Company.

2.2         The Offering shall be on terms and conditions satisfactory to the Company and should all or any part of the Offering be placed with an Agent Investor, the Company shall owe Agent the fees described herein. Should the Company have a Closing on any introduced transactions under this Agreement, it shall be understood that the Offering met terms and conditions satisfactory to the Company. Nothing in this Agreement shall constitute an undertaking by the Agent to underwrite or otherwise purchase the Securities offered in the Offering or any other transaction that may be developed as an alternative.

2.3         A Closing shall occur if any Securities have been purchased by an Agent Investor (the “Closing”). If the Securities are purchased through multiple fundings or stepped milestones, then each such separate funding shall be deemed a Closing, and the fees shall be paid to the Agent at each Closing. The total amount of the fee due to Agent shall be due and payable on the date of each Closing and delivered to the Agent simultaneously with the delivery of the funds to the Company. The Company shall be under no obligation to consummate the Offering, except upon such terms as shall be acceptable to the Company in its sole discretion.

2.4         The term of this Agreement commences on the date that both parties have signed this Agreement (the “Engagement Date”) and shall continue for twelve (12) months. (the “Term”) from the Engagement Date unless earlier terminated in accordance with Section 4.2. Upon expiration of this Agreement, Agent shall be entitled to receive all earned accrued compensation (as described in Section 3 herein) and un-reimbursed expenses, if any. Upon the final Closing, the Company shall negotiate and transact exclusively with Agent regarding any sale of securities for an additional 12 months from the final Closing.

2.5         The Company represents and warrants to the Agent that with respect to the Offering: (i) the Company has consulted its own legal counsel on all aspects of the Offering; (ii) Agent has not made any representations to the Company to induce it to execute this Agreement other than those expressly and directly made herein; (iii) the Company has performed its own due diligence investigation and had the opportunity to ask questions of the Agent, Agent Investors and their respective management teams and analyze their responses; and (iv) the Company has not relied on any information, representations or warranties of any individual or entity, including without limitation the Agent, in connection with the Offering but for those made directly, personally and expressly by the Agent Investors in the definitive transaction documents memorializing the Offering.

J.P. TURNER & COMPANY, LLC / INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

SensiVida Medical Technologies, Inc.
Placement Agent Agreement
September 29, 2010

2.6         If a Closing occurs with any Agent Investors and if the Company proposes a sale of any securities (debt or equity or combination thereof), during the Success Period, the Company shall grant Agent a first-right-of-refusal to be the exclusive lead placement agent of the offering commenced during the term hereof or the Success Period (a “Follow-On Offering”). The Company agrees that it will provide Agent written notice of its desire to complete a Follow-On Offering and the terms proposed therefor (the date of delivery of the notice being the “Proposal Date” and the terms therof being the “Proposed Follow-On Terms”) give Agent sixty (60) days to complete the Follow-On-Offering (the “Follow-On Offering Period”) from the date that Company delivers the offering materials it deems necessary for the Follow-On Offering, provided that Agent delivers written notice to the Company agreeing to serve as lead placement agent for the Follow-On-Offering within 10 days following the Proposal Date . If for whatever reason Agent chooses not to be the exclusive lead placement agent of the Follow-On Offering, the Company will offer to make Agent a selected dealer of the Follow-On Offering and grant it an allotment of 30% of the securities offered in the Follow-On Offering to its clients and guarantee Agent fees and commissions at a rate equal to 70% of the rate of fees and commissions paid to the lead placement agent for the Follow-On Offering on the gross dollars raised by Agent

3.0	THE FEES AND PROVISIONS

3.1         The Company shall pay to Agent a non refundable retainer of fifty thousand dollars ($50,000) (the “Retainer”). Twenty five thousand dollars ($25,000) will be due and payable upon execution of this Agreement and the remaining balance of twenty five thousand dollars ($25,000) plus any unpaid expenses will be due and payable upon due diligence approval by Agent and the drafting of the PPM. The Retainer will be non-refundable and allocated for expenses for the Offering which include, but are not limited to: due diligence, travel and lodging, planning and coordination, legal, and implementation of the Services (the “Offering Expenses”). The Company acknowledges that the Retainer may not adequately cover all Offering Expenses and agrees to replenish the retainer to a certain amount mutually agreed upon by Company and Agent and prepay and reimburse Agent for other Offering Expenses which will include administrative time. The Retainer will not be received against or considered pre-payment of fees earned (as described in Sections 3.2, 3.3, 3.4, and 3.7) with regards to the Offering.

3.2         Upon the initial closing the Company shall issue to Agent a non-refundable retainer warrant to purchase up to four hundred fifty thousand (450,000) common shares (the “Initial Retainer Warrant”) with an exercise price equal to the initial conversion price of the Securities issued in the Offering and a term of five (5) years from the date of issuance. Upon issuance of the Retainer Warrants, the Retainer Warrants shall immediately vest in favor of the Agent, be fully paid, non-assessable, and free of any restrictions on transfer other than compliance with applicable securities laws for the transfer of privately issued securities. The Retainer Warrants shall have a cashless exercise provision.

3.3         The Company shall pay Agent a cash fee (the “Offering Fee”) equal to sixteen percent (16.00%) of the gross proceeds of the Offering as received by the Company from Agent Investor. The Offering Fee is equal to the sum of a ten percent (10.00%) selling concession, three percent (3.00%) management fee, and a three percent (3.00%) non-accountable expense fee.

3.4         The Company shall also issue Agent a warrant to purchase a number of the Company’s shares of common stock (the “Common Stock”), equal in number to sixteen percent (16.00%) of the gross proceeds provided by the Offering (the “Placement Agent Warrant”) as received by the Company from the Agent Investors. The Placement Agent Warrant shall have an exercise price equal to the initial conversion price of the Securities issued in the offering (the “Strike Price”). The Company shall also pay Agent a cash fee equal to seven percent (7.00%) of the gross proceeds as received by the Company from exercising of the Agent Investor’s warrants, if any (the “Warrant Solicitation Fee”).

J.P. TURNER & COMPANY, LLC / INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

SensiVida Medical Technologies, Inc.
Placement Agent Agreement
September 29, 2010

3.5         Upon issuance of the Placement Agent Warrant, the Placement Agent Warrant shall immediately vest in favor of the Agent, be fully paid, non-assessable, and free of any restrictions on transfer, except for restrictions on transfer for privately placed securities pursuant to applicable securities laws. The Placement Agent Warrant and Retainer Warrants (collectively, the “Warrant”) shall be issued to Agent in the form of a warrant agreement (the “Warrant Agreement”), which shall be in a form and content reasonably satisfactory to the Company and to Agent and its counsel. The Warrant Agreement shall provide for, among other provisions, the above terms and the following: (1) The Agent will be granted the exact Registration Rights that are provided to the Agent Investor in the Offering (2) The Warrant shall expire five (5) years after the date that the Warrant Agreement is issued (3) The Warrant shall have customary anti-dilution provisions for stock dividends, splits, mergers, and sale of substantially all assets of the Company (4) Agent may exercise the Warrant at any time after signing the Warrant Agreement and the Company agrees to deliver the underlying common shares to the Agent within 7 days (5) The Warrant shall contain a “Cashless Exercise” provision that goes into effect if there is not an effective registration statement for the underlying common shares 6 months after the closing of the transaction (6) The Company shall reserve, and at all times have available, a sufficient number of shares of its common stock to be issued upon the exercise of the Warrant and (7) The Company shall grant unlimited “piggy back” registration rights, at the Company’s expense, to include the common shares underlying the Warrant in any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Act”) relating to an underwriting of the sale of shares of common stock or other security of the Company, except to the extent such shares could be transferred and sold without restriction under Rule 144 promulgated under the Act, and provided that such shares are exercisable pursuant to the Cashless Exercise provisions set forth above.

3.6         The Warrant and the Agent Shares shall be issued to J.P. Turner Partners, LP and mailed to the following address:

J.P. Turner Partners, LP
Attention: Patrick J. Power
3060 Peachtree Road, 11th Floor
Atlanta, GA 30305
Phone: 404.479.8300
Fax: 888.704.7512

3.7         The Agent is also entitled to certain compensation in the event of a Control Transaction (as defined below). If the Company executes a letter of intent to conduct a Control Transaction or consummates a Control Transaction with any party (irrespective of whether Placement Agent introduced such person to the Company) before the earlier of the last Closing and the termination date of this Agreement, then, the Company shall pay the Agent a cash fee of 2% of the Control Transaction consideration received upon the closing of such Control Transaction. In addition, if the Company executes a letter of intent to conduct a Control Transaction or consummates a Control Transaction following the Closing within one year thereafter with a third party introduced to the Company as a result of the efforts of the Agent, then the Company shall pay the Agent a cash fee of 2% of the Control Transaction consideration received upon the closing of such Control Transaction, provided that, to the extent requested by the Company, the Agent shall be required to provide customary financial advisory services” in connection with such Control Transaction in consideration for such cash fee. For purposes hereof, a “Control Transaction” shall mean any transaction or series or combination of transactions, whereby, directly or indirectly, control of, or a majority interest in, the Company or all or substantially all of its businesses, assets or properties, is sold, leased or otherwise transferred, including, without limitation, a sale or exchange of capital stock or assets, a lease of assets with or without a purchase option, a merger or consolidation, a leveraged buy-out, a restructuring, a recapitalization, a repurchase of capital stock, an extraordinary dividend or distribution (whether cash, property, securities or a combination thereof), a liquidation, the formation of a joint venture or partnership or any other similar transaction; provided, however, that the Offering shall not constitute a Control Transaction hereunder. Notwithstanding the foregoing, none of the following shall be deemed to be a Control Transaction: (i) the issuance of any securities in the Offering or upon conversion or exercise of securities issued in the Offering; (ii) the issuance of any securities in a transaction in which Agent is acting as a placement agent, financial advisor or underwriter to the Company or is otherwise receiving a fee hereunder; or (iii) the issuance of any securities in any registered public offering.

J.P. TURNER & COMPANY, LLC / INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

SensiVida Medical Technologies, Inc.
Placement Agent Agreement
September 29, 2010

3.8         The Company will establish escrow arrangements that are commercially reasonable with a nationally recognized escrow agent that is approved by the Agent. The Company shall include a covenant within the escrow agreement that requires the Agent to be paid all of its fees described within this Agreement either from the funds held in escrow pending the Closing or directly from the Agent Investors in accordance with the following wiring instructions:

Account Name:	J.P. Turner & Company, L.L.C.
Bank:	Bank of America – Atlanta, GA
Address:	1500 Buford Highway
Buford, GA 30518
Phone:	(770) 497-3011
Fax:	(770) 945-6112
ABA Routing #:	026009593
Account #:	0033-4329-6904

3.9         If at any time within 12 months of a final Closing, the Company raises additional capital from an Agent Investors, the Company shall pay the Agent all fees as described in Section 3 and based upon the new gross dollars received by the Company from the Agent Investor.

4.0	OTHER EXPENSES AND BREAK-UP FEE

4.1         The Company will pay or cause to be paid all costs and expenses incident to the Offering, including, without limitation (i) preparing, printing, or otherwise reproducing, and mailing, the disclosure PPM, and other appropriate documents, and any amendments or supplements thereto, (ii) registering or qualifying the Securities for offer and sale in the applicable states, as specified by Agent, or obtaining exemptions there from, (iii) all taxes, if any, on the issuance of the Securities, (iv) any necessary travel and lodging expenses, including, but not limited to, due diligence, meetings, road shows, as well as clerical overtime, which shall upon sufficient notification be paid directly by the Company to Agent; (v) all costs of the Company’s counsel and Agent’s counsel associated with the transactions contemplated by this Agreement; and (vi) all other expenses related to the Private Placement. The Company also agrees to replenish the Retainer and reimburse Agent for expenses it may incur in performance of Services which may include, but are not limited to: independent due diligence, postage, teleconference calls, capital conferences, travel and lodging, and any other expenses related to the Private Placement.

4.2         If the Company, at any time, decides to terminate, abandon or not conti ue to diligently and timely pursue the Offering, the Company must pay the Agent all accrued and unpaid expenses including all its legal costs plus fifty thousand United States Dollars ($50,000) as a break-up fee (the “Break-up Fee”).

J.P. TURNER & COMPANY, LLC / INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

SensiVida Medical Technologies, Inc.
Placement Agent Agreement
September 29, 2010

5.0	OTHER

5.1         The Company covenants and agrees to provide Agent with copies of all press releases, quarterly and annual financial statements, and other material public information.

5.2         The Company will provide the Agent with all information reasonably requested by it for the purpose of rendering the services including, but not limited to: reasonable access to the Company’s executive management, board of directors, and the Company’s counsel; all financial statements, cost analysis, projections, and budgets; copies of all management, consulting, and D&O agreements; an updated D&O questionnaire, complete disclosure on any current or pending legal proceeding on the Company and its management team; and business, market, and product plans. Agent agrees to keep confidential any and all material non-public information provided under this Agreement, except for disclosures to potential Agent Investors that have executed a confidentiality agreement in favor of the Company to hold such information confidential unless and until it becomes publicly disclosed.

5.3         The Agent will, in performing the services, be entitled to rely on and assume, without investigation or verification or any obligation or duty to do so, the accuracy and completeness of all public information released by the Company.

5.4         Any arrangements made by the Company with any broker or other persons with whom the Company is or may be involved are the total responsibility of the Company. Upon payment made by the Company to Agent of Agent’s fee, Agent will hold the Company free and harmless from any and all claims, liabilities, commissions, fees, or expenses in connection with the transaction from any party who alleges a relationship with or through Agent and the Agent Investors.

5.5         The Company shall supply to Agent, logos, trademarks, slogans, and similar designs of itself and all subsidiaries and agrees to Agent’s perpetual use thereafter in “Tombstones” that reflect the Agent’s fundraising efforts to the extent such Offering has been publicly disclosed.

5.6         Following the initial Closing, the Company agrees to attend the annual J.P. Turner & Company Investment Banking Conference (April 2010) and also one other capital conference selected by the Agent during the 12 month period following the last Closing. The estimated cost for each conference is approximately $15,000. The Company agrees to pay of all of Agent’s pre-approved and “reasonable” expenses for each conference, which will include, but is not limited to, acceptable lodging and travel, printing of material, postage, and any other cost that Agent may incur in introducing the Company at the conferences.

5.7         In the event of any dispute between the Company and Agent arising under or pursuant to the terms of this Agreement, or any matters arising under the terms of this Agreement, the same shall be settled only by arbitration through FINRA Dispute Resolution in Fulton County, State of Georgia, in accordance with the Code of Arbitration Procedure published by FINRA Dispute Resolution. The determination of the arbitrators shall be final and binding upon the Company and Agent and may be enforced in any court of appropriate jurisdiction. This Agreement shall be construed by and governed exclusively under the laws of the State of Georgia, without regard to its conflicts of law provisions.

J.P. TURNER & COMPANY, LLC / INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

SensiVida Medical Technologies, Inc.
Placement Agent Agreement
September 29, 2010

5.8         The Company agrees to indemnify and hold harmless Agent and each person, if any, who controls Agent within the meaning of the Act, its officers, employees, agents, and the Agent’s counsel (collectively, the “Agent and its Personnel”) from and against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense, investigation and collection and all reasonable attorneys’ fees), to which Agent and its Personnel may become subject, under the Act or otherwise, insofar, as such losses, claims, damages or liabilities (or actions in respect thereof); (i) arising out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Company its officers, employees, agents, and the legal counsel; (ii) arising out of or are based upon any omission or alleged omission of material fact necessary to make any statement not misleading, made by the Company its officers, employees, agents, and its legal counsel; (iii) arising in any manner out of or in connection with the performing of services by Agent hereunder, providing such losses, claims, damages or liabilities are not the result of Agent’s and/or its Personnel’s own malfeasance gross negligence or willful misconduct; and (iv) arising out of or based upon any violation of the representations and warranties of the Agent Investor, providing Agent and/or its Personnel were unaware of such violations.

5.9         If any clause or provision of this Agreement is illegal, invalid or unenforceable under applicable present or future Laws effective during the Term, the remainder of this Agreement shall not be affected. In lieu of each clause or provision of this Agreement that is illegal, invalid or unenforceable, there shall be added as a part of this Agreement a clause or provision as nearly identical as may be possible and as may be legal, valid and enforceable. In the event any clause or provision of this Agreement is illegal, invalid or unenforceable as aforesaid and the effect of such illegality, invalidity or unenforceability is that either party no longer has the substantial benefit of its bargain under this Agreement and a clause or provision as nearly identical as may be possible cannot be added, then, in such event, such party may in its discretion cancel and terminate this entire Agreement provided such party exercises such right within a reasonable time after such occurrence.

5.10       The parties agree and acknowledge that they have jointly participated in the negotiation and drafting of this Agreement and that this Agreement has been fully reviewed and negotiated by the parties and their respective counsel. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

5.11       This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. To be effective, all waivers must be in writing, signed by both parties. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other except as may be specifically limited herein.

5.12       This Agreement contains the entire agreement between Agent and the Company concerning the introduction of Agent Investors to the Company and correctly sets forth the rights and duties of each of the parties to each other concerning that matter as of this date. Any agreement or representation concerning the subject matter of this Agreement or the duties of Agent to the Company in relation thereto, not set forth in this Agreement, is null and void.

5.13       The Parties agree that any amendment or modification to the Agreement shall be by written instrument only and must be executed by a representative, with complete authority, from Company and Agent.

J.P. TURNER & COMPANY, LLC / INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

September 29, 2010

Mr. Jose Mir
President
SensiVida Medical Technologies, Inc.
150 Lucius Gordon Drive, Suite 110
West Henrietta, NY 14586

Re:	Placement Agent Agreement with J.P. Turner & Company, LLC

Dear Mr. Mir:

This letter (the “Agreement”) is to set forth the terms and conditions pursuant to which J.P. Turner & Company, L.L.C. (the “Agent”) shall, except as expressly noted to the contrary herein, serve as, exclusive placement agent and financial advisor in connection with the best efforts sale (the “Offering”) of new securities of SensiVida Medical Technologies, Inc. (together with its affiliates and subsidiaries, the “Company”), for purposes of execution of the business plan, pursuant to all transaction documents that memorialize the Offering to be offered only to accredited investors (the “PPM”). The Offering will be on a reasonable best efforts basis and the securities to be sold in Offering are expected to be convertible preferred stock and warrants to purchase common shares (the “Securities”); however, the Company and Agent (collectively, the “Parties”) can elect to offer different securities. The gross proceeds to be received by the Company from the placement of the Securities are estimated to be between $8,000,000 and $10,000,000 or any another amount that is mutually agreed upon by the Parties.

The Agent’s role will include: (a) identifying and offering the Securities to purchasers who are “accredited investors” or “qualified institutional buyers” (“Investor(s)”) under and as defined in the Securities Act of 1933, as amended (the “Securities Act”) (b) attempting, on a “best efforts” basis to secure acceptable commitments from Investors to purchase the Securities (c) coordinating the closing of sales of the Securities with Investors and the Company, and (d) assembling co-placement agents and/or syndicate selling agents who are FINRA members as the Agent deems appropriate (collectively, the “Services”). If the Company has a Closing (as defined in Section 2.3), irrespective of the amount of such Closing, the Company shall grant to Agent a 12 month exclusive first-right-of –refusal thereafter (the “Success Period”) to sell any new securities (debt, equity, or combination of both), from the time of the final Closing of the Offering and in accordance with Section 2.6. For the avoidance of doubt, issuance of debt without equity features (equity features include, but may not be limited to: conversion rights, warrants or capital stock) shall not be deemed the sale of new securities.

1.0	THE PARTIES

1.1         The Company, with its principal office at 150 Lucius Gordon Drive, Suite 110, West Henrietta, NY 14586.

1.2         The Agent, with its principal office at 3060 Peachtree Road, 11th Floor, Atlanta, GA, 30305.

1.3         The persons executing this Agreement represent to each other that they have full and complete authority to do so.

INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

SensiVida Medical Technologies, Inc.
Placement Agent Agreement
September 29, 2010

+
2.0	THE AGREEMENT

2.1         The Company desires to sell Securities and arrange a capital facility through the Agent to accredited and institutional investors (the “Investors”) and engage Agent as exclusive financial representative to identify and solicit the Securities to the Investors. The Offering shall be on terms and conditions satisfactory to the Company and Company Counsel shall prepare the Memorandum for review and approval by Agent’s compliance department prior to use thereof. If during the Term of the Agreement, or at any time within 12 months after the termination of this Agreement, all or any part of the Offering is placed with Investors as a result of an introduction made through Agent to the Investors during the term of this Agreement, either a single investor, several investors, or a related entity of the investor (collectively the “Agent Investors”), the Company shall owe Agent the fees described herein. The Company, at its sole discretion, can approve or decline any introduction to Agent Investors. If the Company closes on any Offering transactions with an Agent Investor introduced by Agent to Company pursuant to the terms of this Agreement, it shall be understood that the Offering shall meet terms and conditions satisfactory to the Company.

2.2         The Offering shall be on terms and conditions satisfactory to the Company and should all or any part of the Offering be placed with an Agent Investor, the Company shall owe Agent the fees described herein. Should the Company have a Closing on any introduced transactions under this Agreement, it shall be understood that the Offering met terms and conditions satisfactory to the Company. Nothing in this Agreement shall constitute an undertaking by the Agent to underwrite or otherwise purchase the Securities offered in the Offering or any other transaction that may be developed as an alternative.

2.3         A Closing shall occur if any Securities have been purchased by an Agent Investor (the “Closing”). If the Securities are purchased through multiple fundings or stepped milestones, then each such separate funding shall be deemed a Closing, and the fees shall be paid to the Agent at each Closing. The total amount of the fee due to Agent shall be due and payable on the date of each Closing and delivered to the Agent simultaneously with the delivery of the funds to the Company. The Company shall be under no obligation to consummate the Offering, except upon such terms as shall be acceptable to the Company in its sole discretion.

2.4         The term of this Agreement commences on the date that both parties have signed this Agreement (the “Engagement Date”) and shall continue for twelve (12) months. (the “Term”) from the Engagement Date unless earlier terminated in accordance with Section 4.2. Upon expiration of this Agreement, Agent shall be entitled to receive all earned accrued compensation (as described in Section 3 herein) and un-reimbursed expenses, if any. Upon the final Closing, the Company shall negotiate and transact exclusively with Agent regarding any sale of securities for an additional 12 months from the final Closing.

2.5         The Company represents and warrants to the Agent that with respect to the Offering: (i) the Company has consulted its own legal counsel on all aspects of the Offering; (ii) Agent has not made any representations to the Company to induce it to execute this Agreement other than those expressly and directly made herein; (iii) the Company has performed its own due diligence investigation and had the opportunity to ask questions of the Agent, Agent Investors and their respective management teams and analyze their responses; and (iv) the Company has not relied on any information, representations or warranties of any individual or entity, including without limitation the Agent, in connection with the Offering but for those made directly, personally and expressly by the Agent Investors in the definitive transaction documents memorializing the Offering.

J.P. TURNER & COMPANY, LLC / INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

SensiVida Medical Technologies, Inc.
Placement Agent Agreement
September 29, 2010

2.6         If a Closing occurs with any Agent Investors and if the Company proposes a sale of any securities (debt or equity or combination thereof), during the Success Period, the Company shall grant Agent a first-right-of-refusal to be the exclusive lead placement agent of the offering commenced during the term hereof or the Success Period (a “Follow-On Offering”). The Company agrees that it will provide Agent written notice of its desire to complete a Follow-On Offering and the terms proposed therefor (the date of delivery of the notice being the “Proposal Date” and the terms therof being the “Proposed Follow-On Terms”) give Agent sixty (60) days to complete the Follow-On-Offering (the “Follow-On Offering Period”) from the date that Company delivers the offering materials it deems necessary for the Follow-On Offering, provided that Agent delivers written notice to the Company agreeing to serve as lead placement agent for the Follow-On-Offering within 10 days following the Proposal Date . If for whatever reason Agent chooses not to be the exclusive lead placement agent of the Follow-On Offering, the Company will offer to make Agent a selected dealer of the Follow-On Offering and grant it an allotment of 30% of the securities offered in the Follow-On Offering to its clients and guarantee Agent fees and commissions at a rate equal to 70% of the rate of fees and commissions paid to the lead placement agent for the Follow-On Offering on the gross dollars raised by Agent

3.0	THE FEES AND PROVISIONS

3.1         The Company shall pay to Agent a non refundable retainer of fifty thousand dollars ($50,000) (the “Retainer”). Twenty five thousand dollars ($25,000) will be due and payable upon execution of this Agreement and the remaining balance of twenty five thousand dollars ($25,000) plus any unpaid expenses will be due and payable upon due diligence approval by Agent and the drafting of the PPM. The Retainer will be non-refundable and allocated for expenses for the Offering which include, but are not limited to: due diligence, travel and lodging, planning and coordination, legal, and implementation of the Services (the “Offering Expenses”). The Company acknowledges that the Retainer may not adequately cover all Offering Expenses and agrees to replenish the retainer to a certain amount mutually agreed upon by Company and Agent and prepay and reimburse Agent for other Offering Expenses which will include administrative time. The Retainer will not be received against or considered pre-payment of fees earned (as described in Sections 3.2, 3.3, 3.4, and 3.7) with regards to the Offering.

3.2         Upon the initial closing the Company shall issue to Agent a non-refundable retainer warrant to purchase up to four hundred fifty thousand (450,000) common shares (the “Initial Retainer Warrant”) with an exercise price equal to the initial conversion price of the Securities issued in the Offering and a term of five (5) years from the date of issuance. Upon issuance of the Retainer Warrants, the Retainer Warrants shall immediately vest in favor of the Agent, be fully paid, non-assessable, and free of any restrictions on transfer other than compliance with applicable securities laws for the transfer of privately issued securities. The Retainer Warrants shall have a cashless exercise provision.

3.3         The Company shall pay Agent a cash fee (the “Offering Fee”) equal to sixteen percent (16.00%) of the gross proceeds of the Offering as received by the Company from Agent Investor. The Offering Fee is equal to the sum of a ten percent (10.00%) selling concession, three percent (3.00%) management fee, and a three percent (3.00%) non-accountable expense fee.

3.4         The Company shall also issue Agent a warrant to purchase a number of the Company’s shares of common stock (the “Common Stock”), equal in number to sixteen percent (16.00%) of the gross proceeds provided by the Offering (the “Placement Agent Warrant”) as received by the Company from the Agent Investors. The Placement Agent Warrant shall have an exercise price equal to the initial conversion price of the Securities issued in the offering (the “Strike Price”). The Company shall also pay Agent a cash fee equal to seven percent (7.00%) of the gross proceeds as received by the Company from exercising of the Agent Investor’s warrants, if any (the “Warrant Solicitation Fee”).

J.P. TURNER & COMPANY, LLC / INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

SensiVida Medical Technologies, Inc.
Placement Agent Agreement
September 29, 2010

3.5         Upon issuance of the Placement Agent Warrant, the Placement Agent Warrant shall immediately vest in favor of the Agent, be fully paid, non-assessable, and free of any restrictions on transfer, except for restrictions on transfer for privately placed securities pursuant to applicable securities laws. The Placement Agent Warrant and Retainer Warrants (collectively, the “Warrant”) shall be issued to Agent in the form of a warrant agreement (the “Warrant Agreement”), which shall be in a form and content reasonably satisfactory to the Company and to Agent and its counsel. The Warrant Agreement shall provide for, among other provisions, the above terms and the following: (1) The Agent will be granted the exact Registration Rights that are provided to the Agent Investor in the Offering (2) The Warrant shall expire five (5) years after the date that the Warrant Agreement is issued (3) The Warrant shall have customary anti-dilution provisions for stock dividends, splits, mergers, and sale of substantially all assets of the Company (4) Agent may exercise the Warrant at any time after signing the Warrant Agreement and the Company agrees to deliver the underlying common shares to the Agent within 7 days (5) The Warrant shall contain a “Cashless Exercise” provision that goes into effect if there is not an effective registration statement for the underlying common shares 6 months after the closing of the transaction (6) The Company shall reserve, and at all times have available, a sufficient number of shares of its common stock to be issued upon the exercise of the Warrant and (7) The Company shall grant unlimited “piggy back” registration rights, at the Company’s expense, to include the common shares underlying the Warrant in any registration statement filed by the Company under the Securities Act of 1933, as amended (the “Act”) relating to an underwriting of the sale of shares of common stock or other security of the Company, except to the extent such shares could be transferred and sold without restriction under Rule 144 promulgated under the Act, and provided that such shares are exercisable pursuant to the Cashless Exercise provisions set forth above.

3.6         The Warrant and the Agent Shares shall be issued to J.P. Turner Partners, LP and mailed to the following address:

J.P. Turner Partners, LP
Attention: Patrick J. Power
3060 Peachtree Road, 11th Floor
Atlanta, GA 30305
Phone: 404.479.8300
Fax: 888.704.7512

3.7         The Agent is also entitled to certain compensation in the event of a Control Transaction (as defined below). If the Company executes a letter of intent to conduct a Control Transaction or consummates a Control Transaction with any party (irrespective of whether Placement Agent introduced such person to the Company) before the earlier of the last Closing and the termination date of this Agreement, then, the Company shall pay the Agent a cash fee of 2% of the Control Transaction consideration received upon the closing of such Control Transaction. In addition, if the Company executes a letter of intent to conduct a Control Transaction or consummates a Control Transaction following the Closing within one year thereafter with a third party introduced to the Company as a result of the efforts of the Agent, then the Company shall pay the Agent a cash fee of 2% of the Control Transaction consideration received upon the closing of such Control Transaction, provided that, to the extent requested by the Company, the Agent shall be required to provide customary financial advisory services in connection with such Control Transaction in consideration for such cash fee. For purposes hereof, a “Control Transaction” shall mean any transaction or series or combination of transactions, whereby, directly or indirectly, control of, or a majority interest in, the Company or all or substantially all of its businesses, assets or properties, is sold, leased or otherwise transferred, including, without limitation, a sale or exchange of capital stock or assets, a lease of assets with or without a purchase option, a merger or consolidation, a leveraged buy-out, a restructuring, a recapitalization, a repurchase of capital stock, an extraordinary dividend or distribution (whether cash, property, securities or a combination thereof), a liquidation, the formation of a joint venture or partnership or any other similar transaction; provided, however, that the Offering shall not constitute a Control Transaction hereunder. Notwithstanding the foregoing, none of the following shall be deemed to be a Control Transaction: (i) the issuance of any securities in the Offering or upon conversion or exercise of securities issued in the Offering; (ii) the issuance of any securities in a transaction in which Agent is acting as a placement agent, financial advisor or underwriter to the Company or is otherwise receiving a fee hereunder; or (iii) the issuance of any securities in any registered public offering.

J.P. TURNER & COMPANY, LLC / INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

SensiVida Medical Technologies, Inc.
Placement Agent Agreement
September 29, 2010

3.8         The Company will establish escrow arrangements that are commercially reasonable with a nationally recognized escrow agent that is approved by the Agent. The Company shall include a covenant within the escrow agreement that requires the Agent to be paid all of its fees described within this Agreement either from the funds held in escrow pending the Closing or directly from the Agent Investors in accordance with the following wiring instructions:

Account Name:	J.P. Turner & Company, L.L.C.
Bank:	Bank of America – Atlanta, GA
Address:	1500 Buford Highway
Buford,GA 30518
Phone:	(770) 497-3011
Fax:	(770) 945-6112
ABA Routing#:	026009593
Account #:	0033-4329-6904

3.9          If at any time within 12 months of a final Closing, the Company raises additional capital from an Agent Investors, the Company shall pay the Agent all fees as described in Section 3 and based upon the new gross dollars received by the Company from the Agent Investor.

4.0	OTHER EXPENSES AND BREAK-UP FEE

4.1         The Company will pay or cause to be paid all costs and expenses incident to the Offering, including, without limitation (i) preparing, printing, or otherwise reproducing, and mailing, the disclosure PPM, and other appropriate documents, and any amendments or supplements thereto, (ii) registering or qualifying the Securities for offer and sale in the applicable states, as specified by Agent, or obtaining exemptions there from, (iii) all taxes, if any, on the issuance of the Securities, (iv) any necessary travel and lodging expenses, including, but not limited to, due diligence, meetings, road shows, as well as clerical overtime, which shall upon sufficient notification be paid directly by the Company to Agent; (v) all costs of the Company’s counsel and Agent’s counsel associated with the transactions contemplated by this Agreement; and (vi) all other expenses related to the Private Placement. The Company also agrees to replenish the Retainer and reimburse Agent for expenses it may incur in performance of Services which may include, but are not limited to: independent due diligence, postage, teleconference calls, capital conferences, travel and lodging, and any other expenses related to the Private Placement.

4.2         If the Company, at any time, decides to terminate, abandon or not conti ue to diligently and timely pursue the Offering, the Company must pay the Agent all accrued and unpaid expenses including all its legal costs plus fifty thousand United States Dollars ($50,000) as a break-up fee (the “Break-up Fee”).

J.P. TURNER & COMPANY, LLC / INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

SensiVida Medical Technologies, Inc.
Placement Agent Agreement
September 29, 2010

5.0	OTHER

5.1         The Company covenants and agrees to provide Agent with copies of all press releases, quarterly and annual financial statements, and other material public information.

5.2         The Company will provide the Agent with all information reasonably requested by it for the purpose of rendering the services including, but not limited to: reasonable access to the Company’s executive management, board of directors, and the Company’s counsel; all financial statements, cost analysis, projections, and budgets; copies of all management, consulting, and D&O agreements; an updated D&O questionnaire, complete disclosure on any current or pending legal proceeding on the Company and its management team; and business, market, and product plans. Agent agrees to keep confidential any and all material non-public information provided under this Agreement, except for disclosures to potential Agent Investors that have executed a confidentiality agreement in favor of the Company to hold such information confidential unless and until it becomes publicly disclosed.

5.3         The Agent will, in performing the services, be entitled to rely on and assume, without investigation or verification or any obligation or duty to do so, the accuracy and completeness of all public information released by the Company.

5.4         Any arrangements made by the Company with any broker or other persons with whom the Company is or may be involved are the total responsibility of the Company. Upon payment made by the Company to Agent of Agent’s fee, Agent will hold the Company free and harmless from any and all claims, liabilities, commissions, fees, or expenses in connection with the transaction from any party who alleges a relationship with or through Agent and the Agent Investors.

5.5         The Company shall supply to Agent, logos, trademarks, slogans, and similar designs of itself and all subsidiaries and agrees to Agent’s perpetual use thereafter in “Tombstones” that reflect the Agent’s fundraising efforts to the extent such Offering has been publicly disclosed.

5.6         Following the initial Closing, the Company agrees to attend the annual J.P. Turner & Company Investment Banking Conference (April 2010) and also one other capital conference selected by the Agent during the 12 month period following the last Closing. The estimated cost for each conference is approximately $15,000. The Company agrees to pay of all of Agent’s pre-approved and “reasonable” expenses for each conference, which will include, but is not limited to, acceptable lodging and travel, printing of material, postage, and any other cost that Agent may incur in introducing the Company at the conferences.

5.7         In the event of any dispute between the Company and Agent arising under or pursuant to the terms of this Agreement, or any matters arising under the terms of this Agreement, the same shall be settled only by arbitration through FINRA Dispute Resolution in Fulton County, State of Georgia, in accordance with the Code of Arbitration Procedure published by FINRA Dispute Resolution. The determination of the arbitrators shall be final and binding upon the Company and Agent and may be enforced in any court of appropriate jurisdiction. This Agreement shall be construed by and governed exclusively under the laws of the State of Georgia, without regard to its conflicts of law provisions.

J.P. TURNER & COMPANY, LLC / INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

SensiVida Medical Technologies, Inc.
Placement Agent Agreement
September 29, 2010

5.8         The Company agrees to indemnify and hold harmless Agent and each person, if any, who controls Agent within the meaning of the Act, its officers, employees, agents, and the Agent’s counsel (collectively, the “Agent and its Personnel”) from and against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense, investigation and collection and all reasonable attorneys’ fees), to which Agent and its Personnel may become subject, under the Act or otherwise, insofar, as such losses, claims, damages or liabilities (or actions in respect thereof); (i) arising out of or are based upon any untrue statement or alleged untrue statement of any material fact made by the Company its officers, employees, agents, and the legal counsel; (ii) arising out of or are based upon any omission or alleged omission of material fact necessary to make any statement not misleading, made by the Company its officers, employees, agents, and its legal counsel; (iii) arising in any manner out of or in connection with the performing of services by Agent hereunder, providing such losses, claims, damages or liabilities are not the result of Agent’s and/or its Personnel’s own malfeasance gross negligence or willful misconduct; and (iv) arising out of or based upon any violation of the representations and warranties of the Agent Investor, providing Agent and/or its Personnel were unaware of such violations.

5.9         If any clause or provision of this Agreement is illegal, invalid or unenforceable under applicable present or future Laws effective during the Term, the remainder of this Agreement shall not be affected. In lieu of each clause or provision of this Agreement that is illegal, invalid or unenforceable, there shall be added as a part of this Agreement a clause or provision as nearly identical as may be possible and as may be legal, valid and enforceable. In the event any clause or provision of this Agreement is illegal, invalid or unenforceable as aforesaid and the effect of such illegality, invalidity or unenforceability is that either party no longer has the substantial benefit of its bargain under this Agreement and a clause or provision as nearly identical as may be possible cannot be added, then, in such event, such party may in its discretion cancel and terminate this entire Agreement provided such party exercises such right within a reasonable time after such occurrence.

5.10       The parties agree and acknowledge that they have jointly participated in the negotiation and drafting of this Agreement and that this Agreement has been fully reviewed and negotiated by the parties and their respective counsel. In the event of an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumptions or burdens of proof shall arise favoring any party by virtue of the authorship of any of the provisions of this Agreement.

5.11       This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by all parties. No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. To be effective, all waivers must be in writing, signed by both parties. The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other except as may be specifically limited herein.

5.12       This Agreement contains the entire agreement between Agent and the Company concerning the introduction of Agent Investors to the Company and correctly sets forth the rights and duties of each of the parties to each other concerning that matter as of this date. Any agreement or representation concerning the subject matter of this Agreement or the duties of Agent to the Company in relation thereto, not set forth in this Agreement, is null and void.

5.13       The Parties agree that any amendment or modification to the Agreement shall be by written instrument only and must be executed by a representative, with complete authority, from Company and Agent.

J.P. TURNER & COMPANY, LLC / INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC

SensiVida Medical Technologies, Inc.
Placement Agent Agreement
September 29, 2010

If the foregoing is in accordance with your understanding, kindly confirm your acceptance by signing and returning the Agreement, which will thereupon constitute an agreement between us.

Yours very truly,

/s/ Patrick J. Power
Patrick J. Power
Managing Director, Investment Banking
J.P. Turner & Company, LLC

Accepted and approved this 1st day of October , 2010

By:	/s/ Jose Mir
Mr. Jose Mir
President
SensiVida Medical Technologies, Inc.

J.P. TURNER & COMPANY, LLC / INVESTMENT BANKING DIVISION
One Buckhead Plaza • 3060 Peachtree Road NW, iith Floor • Atlanta, Georgia 30305
www.jpturner.com • (888) 578-8763 • (404) 479-8300 • Fax (866) 636-2536
Member SIPC